UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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J.P. Morgan Access Multi-Strategy Fund, LLC

J.P. Morgan Access Multi-Strategy Fund II

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J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

J.P. MORGAN ACCESS MULTI-STRATEGY FUND II

277 Park Avenue

New York, New York 10172

[                    ], 2021

Dear Shareholder:

You are being asked to vote on important matters to be considered at a special meeting of shareholders of each of the J.P. Morgan Access Multi-Strategy Fund, L.L.C. and the J.P. Morgan Access Multi-Strategy Fund II (each, a “Fund” and together, the “Funds”) scheduled to be held on [September 24,] 2021 at 277 Park Avenue, New York, NY 10172, at [TIME] (“Meeting”).

The purpose of the Meeting is to obtain shareholder approval for the following two important proposals (“Proposals”):

(1)	To elect five Nominees to serve as Directors/Trustees for each Fund.

(2)	To approve a new investment management agreement with J.P. Morgan Private Investments Inc. for each Fund.

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares/interests of either Fund at the close of business on August 16, 2021 (the “Record Date”).

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by attending the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the Proposals carefully before voting. Please vote at your earliest convenience even if you plan to attend the Meeting in person. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposals to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting and your proxy card.

If you have any questions after reviewing the enclosed materials, please call 1 (800) 690-6903. We will get you the answers that you need promptly.

After careful consideration, each Board unanimously recommends that shareholders vote “FOR ALL” the Nominees in Proposal 1 and “FOR” Proposal 2.

Thank you for your attention to these important matters and for your continuing support of the Funds.

Sincerely,

Brian S. Shlissel

President and Principal Executive Officer

J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

J.P. MORGAN ACCESS MULTI-STRATEGY FUND II

277 Park Avenue

New York, New York 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [September 24], 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of the J.P. Morgan Access Multi-Strategy Fund, L.L.C. and the J.P. Morgan Access Multi-Strategy Fund II (each a “Fund” and together, the “Funds”) is scheduled to be held in person at 277 Park Avenue, New York, NY 10172 at [TIME] Eastern Time on [September 24], 2021 (the “Meeting”).

The Meeting is being held to act on the following proposals (“Proposals”), as further described in the enclosed Proxy Statement:

1.	To elect five (5) Nominees to serve as Directors/Trustees for each Fund:

•	Independent Director/Trustee Nominees

•	Lisa M. Borders

•	James P. Donovan

•	Neil Medugno

•	Lauren K. Stack

•	Interested Director/Trustee Nominees

•	Mary E. Savino

2.	To approve a new investment management agreement with J.P. Morgan Private Investments Inc. for each Fund.

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s), if you owned interests/shares (“shares”) of either Fund at the close of business on August 16, 2021 (the “Record Date”).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on [September 24], 2021.

The Proxy Statement is included in this mailing and is also available at www.proxyvote.com. An additional paper copy can be obtained at no charge by calling [(800) 480-4111].

Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by attending the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.

(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

Please vote all proxies you receive at your earliest convenience, even if you plan to attend the Meeting in person. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Whichever method you choose, please read the Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT.

By Order of the Boards,

Brian S. Shlissel

President and Principal Executive Officer

[August 30], 2021

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [SEPTEMBER 24], 2021

INTRODUCTION

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors/Trustees (each, a “Board”) of J.P. Morgan Access Multi-Strategy Fund, L.L.C. and J.P. Morgan Access Multi-Strategy Fund II (each, a “Fund” and together, the “Funds”), to be voted at a Special Meeting of Shareholders to be held in person at 277 Park Avenue, New York, NY 10172 at [TIME] Eastern Time on [September 24], 2021, for the purposes described in this Proxy Statement (together with any adjournment(s) or postponement(s), the “Meeting”).

This Proxy Statement, along with a Notice of Special Meeting of Shareholders and Proxy Card, is first being mailed to members/shareholders (“shareholders”) of the Funds on or about [August 30], 2021. Any shareholder of a Fund on the Record Date is invited to attend the Meeting.

To support the health and well-being of our shareholders, employees, and community, if circumstances change due to COVID-19, the Meeting might be conducted virtually via audio teleconference instead of in-person, in which case details about the change and how to access the meeting will be announced and posted on the Funds’ website at [    ].

The most recent annual report of each Fund, including financial statements, for each Fund’s most recent completed fiscal year have been or will be mailed to shareholders. If you would like to receive an additional copy of the most recent annual report of a Fund free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-91402261-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

BACKGROUND

The Funds are closed-end registered management investment companies created exclusively for clients of the J.P. Morgan Private Bank and J.P Morgan’s wealth management businesses (together, “JPWM”). J.P. Morgan Investment Management Inc. (“JPMIM”) currently serves as investment adviser to the Funds and provides overall administration services to the Funds. J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser that primarily services JPWM and its products, currently serves as the sub-adviser to the Funds and is responsible for providing the day-to-day portfolio management for the Funds. These Funds have historically been housed within the JPMIM funds platform as JPWM sought to leverage JPMIM’s expertise in managing and administering funds registered under the Investment Company Act of 1940 (“1940 Act”). JPMPI has recently also developed considerable expertise in managing and administering registered investment companies, most notably in introducing the Six Circles suite of mutual funds (“Six Circles Funds”). JPMIM and JPMPI believe that now that JPMPI is administratively able to manage and administer the Funds, JPMPI should do so, and that having the Funds managed and serviced through one J.P. Morgan line of business will provide JPWM, through JPMPI, more direct control over the operation of the Funds to best service client needs.

Therefore, in an effort to streamline and enhance the service delivery model for JPWM clients, JPMIM and JPMPI have recommended moving responsibility for the day-to-day operations of the Funds, including portfolio management and overall administration, as well as board oversight, from its current structure to JPWM and the oversight framework in place for the Six Circles Funds.

To accomplish this, shareholders of each Fund are being asked :to (1) elect the individuals (“Nominees”) set forth in Proposal 1, each of whom currently serve as a Trustees on the Six Circles Funds board, to replace the Funds’ current board of directors/trustees; and (2) approve a new investment management agreement between the Fund and JPMPI described in Proposal 2 (“New Investment Management Agreement”), which will result in the appointment of JPMPI as investment manager to replace JPMIM (each, a “Proposal” and collectively, the “Proposals”).

At a meeting held on [July 30, 2021], each Fund’s Board, including a majority of the Directors/Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Directors/Trustees”), approved the Nominees and approved each New Investment Management Agreement. At this Board meeting, each Fund’s Board also directed that a meeting of the shareholders be called to consider approval of the Proposals.

If the Proposals are approved by shareholders, the following other changes would be made: (1) the newly constituted Board (the “New Board”) would appoint new officers of each Fund, (2) the New Board would appoint JPMPI as each Fund’s administrator (the “New Administrator”) and (3) corresponding changes would be made to each Fund’s organizational documents. None of these other actions requires shareholder approval. Implementation of the two Proposals, which are subject to shareholder approval, together with these additional actions, are referred to as the “Internal Reorganization.”

J.P. Morgan management believes that implementing the Internal Reorganization and having the Funds be overseen by the Nominees and managed by JPMPI will benefit the Funds and their shareholders in a number of ways, including (1) aligning the management of the Funds more closely with the Funds’ intended client channel, (2) leveraging the Nominees greater experience and familiarity with the business that serves the Funds’ shareholder base, (3) ensuring the continuity of service, and (4) reducing administration fees and producing efficiencies through JPMPI’s assumption of operational and management responsibilities in addition to its current portfolio management responsibilities, which are expected to result in cost savings for shareholders.

All actions described above are expected to take place on or by [September 30], 2021 (the “Effective Date”).

PROPOSAL 1:

ELECTION OF DIRECTORS/TRUSTEES

Proposal

Shareholders are being asked to elect five individuals (“Nominees”) to serve on the Board of Directors/Trustees for each Fund (“New Board”). In connection with the Internal Reorganization each Fund’s Board has decreased the size of the Board to five directors/trustees and each of the Fund’s current directors/trustees will resign. Each Fund’s Board has nominated the Nominees to fill the vacancies resulting from such resignations and decrease in the size of the Board.

The resignations of the current directors/trustees of a Fund and the decrease in the size of the Fund’s board to five directors/trustees are contingent upon the election of three or more Nominees and approval by shareholders of each Fund’s New Investment Management Agreement as described in Proposal 2.

The Funds are closed-end registered management investment companies created exclusively for clients of the J.P. Morgan Private Bank and J.P Morgan’s wealth management businesses (together, “JPWM”). Each of the Nominees currently oversees a suite of mutual funds that are managed by J.P. Morgan Private Investments Inc. (“JPMPI”) and, similar to the Funds, are offered exclusively to JPWM clients (the “Six Circles Funds”). In light of each Nominee’s knowledge of the business that serves the Funds’ shareholder base and experience overseeing funds managed by JPMPI, it is recommended that the Nominees assume oversight responsibilities for the Funds.

Nomination Process

The Board’s Governance Committee is responsible for the selection and nomination of individuals for election or appointment as Directors/Trustees, including both those who would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of the Funds (“Independent Directors/Trustees”) and those who would be deemed to be an “interested person” of the Funds (“Interested Directors/Trustees”). In evaluating potential Nominees, the Governance Committee considers such factors as it deems appropriate under the particular facts and circumstances, including, as applicable: (i) the advice of independent legal counsel to the Independent Directors/Trustees as to whether a person being considered for nomination as an Independent Director/Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director/Trustee; (ii) whether or not the person is willing and able to serve and commit the time necessary to perform the duties of a Director/Trustee; (iii) the contribution the person can make to the Board and the Funds, considering the person’s business experience, education and such other factors as the Governance Committee may determine to be relevant; (iv) the person’s character and integrity, and his or her independence, leadership skills and ability to work with the other Board members; and (v) recommendations from management as the Governance Committee deems appropriate and as consistent with the 1940 Act.

Before determining that it was appropriate to propose the Nominees for election by shareholders, the Board met with management of the Funds and senior management at JPMPI, reviewed information about the proposed Nominees’ qualifications and experience as trustees of registered investment companies.

At a July 30, 2021 meeting, the Governance Committee unanimously nominated each of the Nominees and recommended Board approval, and, at an August 2, 2021 meeting, the Board unanimously approved the nominations and recommended shareholder approval of each Nominee.

Prior to that meeting, the Governance Committee and the Board met to consider this matter. The Governance Committee met separately with its members, in executive session with the Board and independent legal counsel, and with representatives of Fund management. The Governance Committee plus the Chair of the Money Market and Alternative Products Committee also met with each of the Nominees prior to approving the nominations.

The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Nominee should stand for election as Director/Trustee of each Fund. The Governance Committee and Board evaluated each Nominee both individually and in the broader context of the Board’s overall effectiveness.

The Governance Committee and the Board considered the experience, qualifications, attributes, and skills of each Nominee to determine whether the person should serve as a Director/Trustee of the Funds.

The Governance Committee also considered the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board. In considering potential nominees, the Committee values diversity based on gender, race, ethnicity and other attributes. The Governance Committee has adopted a policy on diversity.

The Governance Committee and the Board considered each Nominee’s commitment to executing his or her duties as a Director/Trustee. The Governance Committee and the Board considered the contributions that each Nominee would make to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee and the Board also considered each Nominee’s significant and relevant experience and knowledge with respect to registered investment companies and asset management. Additionally, the Governance Committee and the Board considered each Nominee’s experience with the Six Circles Funds and business that services the JPWM shareholder base. The Governance Committee and the Board also considered the experience that each Nominee had with respect to reviewing agreements with the Six Circles Funds’ service providers, including JPMPI, the custodian, the fund accountant and distributors.

The Governance Committee and the Board also considered the operational efficiencies achieved by having a single board for all of the registered investment companies overseen by JPMPI.

The Board, based on the recommendation of the Governance Committee, has nominated for election: Lisa M. Borders, James P. Donovan, Neil Medugno. Lauren K. Stack, and Mary E. Savino, each of whom is a trustee to the Six Circles Funds.

Qualifications of Nominees

In reaching its conclusion that each Nominee should serve as a Director/Trustee of the Funds, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of each Nominee:

Independent Nominees

Lisa Borders. Ms. Borders has significant experience in corporate strategy and operations in the public, private and non-profit sectors, having served as Chairman of The Coca-Cola Company Foundation, as President of the fundraising arm of a Level 1 Trauma Center and Director of the Health System as well as Vice Mayor in municipal government.

James P. Donovan. Mr. Donovan has substantial experience in financial services, financial markets infrastructure and broker-dealer regulation. Prior to his current role as Chairman of a multi-cultural education business, Mr. Donovan held senior executive positions at FINRA and SWIFT, where he was a member of both the Operating and Management committees. Mr. Donovan also previously served as the Managing Director/Regional Business Executive-EMEA/Japan for Citibank and, earlier, in senior management roles with other Money Center banks.

Neil Medugno. Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management. Mr. Medugno has been determined to qualify as an Audit Committee Financial Expert for each of the Funds. The Board believes Mr. Medugno’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for each of the Funds.

Lauren Stack. Ms. Stack has significant corporate and executive leadership experience, most recently joining HyperSpectral APD (a physics/machine learning company focused on COVID-19 testing) as Head of Operations. She also serves as a principal at a private consulting services firm and as trustee of a college savings plan. Prior to these roles, Ms. Stack served as Chief Operating Officer of a professional services firm and a privately funded museum/college with responsibility for a range of operations, including finance, audit, legal and business development activities.

Interested Nominee

Mary Savino. Ms. Savino has over 25 years of experience in financial services and extensive experience with registered investment companies. She began her career in mutual funds at Morgan Stanley, where she held several positions in the mutual fund group formerly known as The Pierpont Funds until the team was acquired by Morgan Guaranty Trust Company in 1988. After joining J.P. Morgan, Ms. Savino held various roles of increasing responsibility within the Asset & Wealth Management business, including Head of US Mutual Funds. Since 2016, Ms. Savino serves as the Head of Investment Advisory for JPMPI, where she provides strategic guidance on investment adviser activities. Between 2009 and 2016, she served as Global Head of the Portfolio Management Group and Global Head of Client Portfolio Management for the Global Access Funds. Ms. Savino has extensive experience in the management and operations of funds, product development, marketing, sales and regulatory matters. Ms. Savino would be an “interested” Director/Trustee based on current employment by JPMPI.

The table below sets forth certain information about the professional backgrounds and experience of the Nominees. The “Number of Funds in Fund Complex Overseen by Nominee” reflects the number of funds expected to be overseen by the Nominee, if elected. The contact address for each of the Nominees is 383 Madison Avenue, New York, NY 10179.

Name, Year of Birth	Position Held or Proposed to be Held with the Funds	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Trusteeship(s)/ Directorship(s) Held by Nominee
Independent Nominees
Lisa M. Borders (1957)	Proposed Director/Trustee	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	11	Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation

James P. Donovan (1950)	Proposed Director/Trustee	Chairman, Cross Culture Coach LLC (education) (2012-present)	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC

Neil Medugno (1957)	Proposed Director/Trustee	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	11	Independent Trustee, James Alpha Funds Trust (2021-present)

Name, Year of Birth	Position Held or Proposed to be Held with the Funds	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Trusteeship(s)/ Directorship(s) Held by Nominee
Lauren K. Stack (1963)	Proposed Director/Trustee	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016-present).	11	Independent Trustee, Virginia529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation

Interested Nominee
Mary E. Savino (1962)	Proposed Director/Trustee	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988	11	Director, J.P. Morgan Private Investments Inc.

Each Nominee, if elected, would serve for an indefinite term, subject to the Funds’ retirement policy, which is expected to be set at age 75 for all Directors/Trustees.

It is the intention of the persons named in the enclosed Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the Nominees. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of the Independent Director/Trustee Nominee, as Independent Director/Trustee of the Funds may recommend. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the Nominees would be unable or unwilling to accept nomination or election.

Board Leadership Structure and Oversight

If the Proposals are approved, the Funds expect the New Board to adopt the same Board leadership structure and oversight roles as are in place for the Six Circles Funds Board, which are described below.

Specifically, it is the expectation that the New Board will structure itself in a manner it believes allows it to effectively perform its oversight function. The New Board has indicated the following:

At least a majority of the New Board will be comprised of Directors/Trustees who are Independent Directors/Trustees, which generally are Trustees who are not affiliated with JPMPI, the principal underwriter, or their affiliates. The Chairman of the New Board will be an Interested Trustee. The New Board will designate a Lead Independent Director/Trustee to provide an effective independent voice in the leadership structure. The Lead Independent Director/Trustee will: (i) preside over board meetings in the absence of the Chairman of the New Board; (ii) preside over executive sessions of the Independent Directors/Trustees; (iii) along with the Chairman of the New Board, oversee the development of agendas for Board meetings; (iv) facilitate dealings and communications between the Independent Directors/Trustees and management, and among the Independent Directors/Trustees; and (v) have such other responsibilities as the New Board or the Independent Directors/Trustees determine from time to time. The New Board will adopt a committee structure that it believes will allow it to effectively perform its oversight function for all of the funds in the complex. The New Board will have two standing committees: the Audit Committee and the Governance and Nominating Committee (each, a “Committee” and collectively, the “Committees”). See “Board Leadership Structure and Oversight” and “Appendix A—Descriptions of Committees of the New Board.”

The New Board and its Committees will take an active role in risk oversight, including the risks associated with registered investment companies, such as investment risk, compliance and valuation. In addition, in connection with its oversight function, the New Board will receive regular reports from the funds’ Chief Compliance Officer, Principal Financial Officer and Treasurer, the adviser, the administrator, and the internal audit department of JPMorgan Chase & Co. The New Board will also receive periodic reports from a risk officer at JPMPI, including reports concerning operational controls that the New Board believes are designed to address market risk, credit risk, and liquidity risk, among others. The New Board will also receive regular reports from personnel responsible for JPMPI’s business resiliency and disaster recovery.

In addition, the New Board and its Committees will work on an ongoing basis to fulfill the oversight function. The Audit Committee is responsible for oversight of the performance of the funds’ audit, accounting and financial reporting policies, practices and internal controls, overseeing the quality and objectivity of the funds’ independent audit and the financial statements of the funds, and acting as a liaison between the funds’ independent registered public accounting firm and the full New Board. The Governance and Nominating Committee will be responsible for, among other things, oversight of matters relating to the funds’ corporate governance obligations, fund service providers and litigation. At each periodic meeting, each of the Governance and Nominating Committee and the Audit Committee will report their committee proceedings to the full New Board. It is expected that this Committee structure will allow the New Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the New Board will consider the efficiency of this committee structure.

Equity Securities Owned by Directors/Trustees/Nominees

As of June 30, 2021. the Nominees did not beneficially own any equity securities of the Funds. The Nominees do not beneficially own any equity securities in any of the funds they currently oversee, as the Nominees are not technically eligible investors of the funds they currently oversee. No information regarding ownership of equity securities owned by the current Directors/Trustees is provided for the current Directors/Trustees, whose term of office will not continue if the shareholders approve the Nominees for election as Directors/Trustees.

As to each Nominee and his or her immediate family members, no person owned beneficially or of record securities in JPMIM or any principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with JPMIM or any principal underwriter of the Funds as of December 31, 2020.

As of June 30, 2021, the aggregate number of Interests of the Funds owned by the Fund’s current officers, current Directors/Trustees, Nominees and Managing Member of J.P. Morgan Access Multi-Strategy Fund, L.L.C. as a group was less than 1% of each Fund’s outstanding Interests.

Proposed Officers of the Funds

Below is information on the proposed officers of the Funds who will take office as of the Effective Date with respect to the Funds in the event that Fund shareholders approve the Proposals. Shareholders are not being asked to vote on the proposed officers of the Funds. If elected, the New Board will appoint the officers of the Funds. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions to be Held with the Funds	Length of Time Served	Principal Occupations During Past 5 Years
Mary E. Savino (1962), President and Principal Executive Officer	N/A	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary	N/A	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer	N/A	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer	N/A	Executive Director, J.P. Morgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018); Assistant Treasurer, Franklin Templeton Investments (2010-2015).

Gina M. Andes (1976), Assistant Treasurer	N/A	Executive Director, J.P. Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Securities LLC (2017-2020); Vice President, J.P. Morgan Investment Management Inc. (formerly J.P. Morgan Funds Management, Inc.) (2013-2017).

Committees of the Current Board

There are six standing committees of the current Board: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. During the fiscal year ended March 31, 2021, the Audit and Valuation Committee met 5 times, the Compliance Committee met 5 times, the Governance Committee met 4 times, the Equity Committee met 8 times, the Fixed Income Committee met 9 times, and the Money Market Funds and Alternative Products Committee met 7 times.

During each Fund’s most recent fiscal year end, each Director/Trustee attended at least 75% of the aggregate number of meetings of the Board and any committee on which he served during the time such Director/Trustee was a member of the Board.

If elected, it is expected that the New Board will implement the committee structure outlined above, which includes the Audit Committee and the Governance and Nominating Committee. A description of each Committee is set forth in Appendix A.

Ownership of Securities

Current Directors/Trustees: As of June 30, 2021, each of the current Directors/Trustees and executive officers of the Funds beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each Fund, respectively.

Director/Trustee Compensation

Current Directors/Trustees. For the year ended December 31, 2020, the Funds of the J.P. Morgan Funds Complex overseen by the Trustees paid each Trustee an annual base fee of $395,000 (with the new Trustees receiving a pro rata portion of the base fee depending on when each became a Trustee). Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee. In addition to the base fee, the Funds pay the Chairman $225,000 annually and reimburse expenses of the Chairman in the amount of $4,000 per month. The Chairman receives no additional compensation for service as committee chair. In addition to the base fee, the Funds pay the Vice Chair $125,000 annually.

Nominees. The funds currently overseen by the Nominees pay each Independent Nominee an annual base fee of $175,000. The Audit Committee chair is paid $20,000 annually in addition to his base fee. In addition, the current funds overseen pay the lead independent director/trustee $30,000 annually in addition to his base fee.

See the table under the heading “Director Compensation” in Appendix B for information regarding the compensation received by the current Independent Directors/Trustees from the Funds, as well as the compensation received by the Nominees from all funds they currently oversee for the most recent calendar year.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” NOMINEES.

PROPOSAL 2: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Proposal

Shareholders of each Fund are being asked to approve a new investment management agreement with J.P. Morgan Private Investments Inc. (“JPMPI”) for each respective Fund (each, a “New Investment Management Agreement”).

The Funds are closed-end registered management investment companies created exclusively for clients of the J.P. Morgan Private Bank and J.P Morgan’s wealth management businesses (together, “JPWM”). J.P. Morgan Investment Management Inc. (“JPMIM”) currently serves as investment adviser to each Fund pursuant to an investment management agreement (each, a “Current Investment Management Agreement”). JPMPI, the investment advisory entity that primarily services the JPWM business, currently serves as the sub-adviser to the Funds and is, therefore, responsible for providing the day-to-day portfolio management for the Funds. As part of a J.P. Morgan initiative to streamline and enhance the service delivery model for JPWM clients, JPMIM and JPMPI recommend moving responsibility for day-to-day operations of the Funds, including portfolio management and overall administration, as well as board oversight, from its current structure through JPMIM to JPMPI.

No changes are contemplated to the investment management services to be provided or the investment advisory fees to be paid for those services.

Each New Investment Management Agreement is substantially the same as the correlating Current Investment Management Agreement. The differences between the New Investment Management Agreements and the Current Investment Management Agreements are discussed below in the section entitled “New Investment Management Agreement.”

Current Investment Management Agreement and Fees Paid

JPMIM currently serves as each Fund’s investment manager pursuant to a Current Investment Management Agreement. The Board, including a majority of the Independent Directors/Trustees, most recently approved the continuation of each Fund’s Current Investment Management Agreement on August 11, 2020. The Current Investment Management Agreements for J.P. Morgan Access Multi-Strategy Fund, L.L.C. (“RIC I”) and J.P. Morgan Access Multi-Strategy Fund II (“RIC II”) were most recently approved by shareholders on or around August 18, 2010 and August 24, 2011, respectively.

Under the Current Investment Management Agreements, RIC I pays to JPMIM a management fee of 1.00% per year payable monthly at the rate of 1/12 of 1.00% of the month-end capital account balance of each member of the Fund, and RIC II pays to JPMIM a management fee of 1.00% per year payable monthly at the rate of 1/12 of 1.00% of the Fund’s month-end net asset value. Under the Current Investment Management Agreements, RIC I and RIC II, during the most recent fiscal year ended March 31, 2021, paid aggregate management fees to JPMIM of $2,554,734 and $774,884, respectively. The fee rates will not change under the New Investment Management Agreements.

J.P. Morgan Private Investments Inc.

JPMPI is registered investment adviser with the Securities and Exchange Commission (the “SEC”). JPMPI is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMPI currently serves as sub-adviser to the Funds, and as the investment adviser for the Six Circles Funds and manages the investment operations and performs, or arranges for the performance of, the day-to-day management of the Six Circle Funds. JPMPI is located at 383 Madison Avenue, New York, New York 10179.

New Investment Management Agreement

It is proposed that each Fund enter into a New Investment Management Agreement, to become effective on the Effective Date. Under Section 15(a) of the Investment Company Act, the New Investment Management Agreements require the approval of (i) the Board, including a majority of the Independent Directors/Trustees, and (ii) the Fund shareholders. If the shareholders of a Fund do not approve the New Investment Management Agreement for the Fund, the Board will consider other alternatives for the Fund.

As noted above, the management fees that JPMPI would receive under the New Investment Management Agreement are the same as that currently charged under each Fund’s Current Investment Management Agreement. A form of each Fund’s New Investment Management Agreement is attached to this Proxy Statement as Appendix C and Appendix D, and the description of each Fund’s New Investment Management Agreement is qualified in its entirety by reference to Appendix C and Appendix D.

Differences between the New and Current Investment Management Agreements. The New Investment Management Agreement for each Fund contains terms that are substantially similar to the terms of each Fund’s Current Investment Management Agreement, except that (i) the effective date of the New Investment Management Agreement will change and (ii) the initial term of the New Investment Management Agreement will commence on the later of [September 30,] 2021 or the date that shareholders of the Fund approve Proposal 2 (the “Effective Date”) and will be in effect for an initial two year term.

Duties and Obligations. The New Investment Management Agreement for each Fund provides that, subject to the direction and control of the Board, JPMPI shall (i) act as investment manager for and supervise and manage the investment and reinvestment of the Fund’s assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) decide on and arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. The duties and obligations of JPMPI in managing the assets of each Fund under each New Investment Management Agreement are substantially the same as the duties and obligations of JPMIM under each Fund’s Current Investment Management Agreement.

Delegation to Sub-Adviser. As is the case under the Current Management Agreements, under the terms of each New Investment Management Agreement, JPMPI may delegate any or all of its rights, duties or obligations under the New Investment Management Agreement to a sub-adviser. However, JPMPI does not currently intend to delegate any advisory services to a sub-adviser.

Limitation of Liability. The New Investment Management Agreement for each Fund provides that JPMPI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the New Investment Management Agreement on the part of JPMPI. These provisions of the New Investment Management Agreement for each Fund are substantially similar to the provisions of the Current Investment Management Agreement for each Fund.

Term and Termination. The New Investment Management Agreement for each Fund provides that it shall continue in force and effect for an initial two year term from the Effective Date; and will continue thereafter so long as the continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The New Investment Management Agreement for each Fund may be terminated at any time, without payment of any penalty, (i) by the Fund by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund upon giving 60 days’ notice to JPMPI (which notice may be waived by JPMPI), or (ii) by JPMPI on 60 days’ written notice to the Fund (which notice may be waived by the Fund). The New Investment Management Agreement for each Fund will also immediately terminate in the event of its assignment, as defined under the 1940 Act.

Board Considerations

Current Investment Management Agreement

On [August 11, 2020], the Board, including the Independent Directors/Trustees, approved the renewal of each Fund’s Current Investment Management Agreement for another one-year term.

New Investment Management Agreement

At multiple meetings of the Board, the Board reviewed and considered the Internal Reorganization and the proposed New Investment Management Agreements to determine whether they should be approved with respect to the Funds. Pursuant to each proposed New Investment Management Agreement, JPMPI would replace JPMIM with respect to the provision or procurement of investment management services on behalf of the Fund. Following its review and consideration, the Board determined that the compensation to be received by JPMPI from the Funds under the proposed New Investment Management Agreements were fair and reasonable under the circumstances and determined that the adoption of the New Investment Management Agreements was in the best interests of the Funds and their shareholders. The Board, including the Independent Directors/Trustees, approved each New Investment Management Agreement and the appointment of JPMPI as each Fund’s new investment manager.

In reaching its decision, the Board requested information from, and was furnished information by, JPMIM and JPMPI, as each deemed may reasonably be necessary for the Board to evaluate the New Investment Management Agreements. The Board evaluated a number of factors and considerations listed below that it believed, in light of its own business judgment, to be relevant to its determination.

1. The Board considered the reputation, financial strength and resources of JPMPI, its experience managing the Six Circle Funds, the strength of JPMPI’s resources and investment capabilities and the client-focused shareholder services offered by JPMPI.

2. The Board noted its familiarity with JPMPI, which currently serves each Fund’s sub-adviser.

3. The Board noted that entering into the New Investment Management Agreement with JPMPI will give each Fund continued access to portfolio managers and investment personnel who have specialized hedge fund expertise in performing research and due diligence on hedge fund advisers, monitoring the performance of hedge fund advisers to identify new investment opportunities, and portfolio management of hedge fund assets.

4. The Board noted that the management fee payable to JPMPI will be the same as are currently in effect for each Fund.

5. The Board noted that, if the Proposals are approved by shareholders, JPMPI would be also be appointed as each Fund’s administrator. The Board further noted that at the request of the Board JPMPI has agreed to reduce the administration fee charged to each Fund. Under the current administration agreement arrangements with JPMIM, RIC I pays to JPMIM an administration fee of 0.15% of the month-end capital account balance of each member of the Fund, and RIC II pays to JPMIM an administration fee of 0.15% of the Fund’s month-end net asset value. JPMPI has committed to contractually reducing these rates by two basis points.

6. The Board noted the undertaking by JPMIM and JPMPI or their affiliates to assume all of the costs and expenses of preparing, printing, and mailing this Proxy Statement and related solicitation expenses, and certain other expenses directly attributable to the Internal Reorganization. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) extraordinary or non-routine items, and (iv) expenses that the Fund has incurred but did not actually pay because of an offset arrangement.

During the Board’s extensive review process, the Board, including the Independent Directors/Trustees, considered, among other things, the following factors: the terms and conditions of the proposed New Investment Management Agreements, including the differences from the Current Investment Management Agreements; and the nature, scope and quality of services that JPMPI is expected to provide to the Fund, including compliance services. The Board evaluated all information available to them. The Board also based its decision on the following considerations, among others, although they did not identify any that was all important or controlling of its discussions, and each Director/Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Expected to be Provided by JPMPI. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by JPMPI under the New Investment Management Agreements, including portfolio management and investment research. The Board was advised by JPMPI that there was no expected diminution in the nature, quality and extent of advisory services provided to the Fund. The Board considered the experience JPMPI has as the primary investment adviser of other mutual funds, including the Six Circles Funds. The Board received information about JPMPI’s significant experience with respect to alternative investment strategies and diligence of hedge fund investments, and the substantial resources, including personnel, that it currently provides as investment sub-adviser to the Funds. The Board was informed by JPMIM and JPMPI that personnel of JPMIM would remain available informally to provide any requested support during the transition.

The Board reviewed and considered the qualifications of, and met with, the personnel proposed to serve as portfolio managers. The Board discussed the transition with the proposed President and Chairman and met with the Nominees, to review, among other things, information from them about their experience in having JPMPI provide investment advisory services with respect to the Six Circles Funds. The Board reviewed information about JPMPI’s approach to risk management and related processes. The Board also reviewed and considered the qualifications of the senior administrative managers and other key personnel of JPMPI.

The Board considered that the terms and conditions of the proposed New Investment Management Agreements are substantially similar to the terms and conditions of the Current Investment Management Agreements (see “The New Investment Management Agreement”, above).

After review of these and other considerations, the Board members concluded that they are satisfied with the nature, extent and quality of the investment advisory services that JPMPI will provide to the Funds.

Performance, Fees and Expenses of the Fund. With respect to the performance of the Funds, the Board considered its review of JPMPI as sub-adviser to the Funds. The Board considered that information regarding JPMPI’s sub-advisory services would be relevant, given that the Funds are expected to retain their current portfolio managers and portfolio management teams.

The Board received and considered absolute and/or relative performance information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar, Inc., independent providers of investment company data (together, “Broadridge”). The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Board reviewed a description of the methodology for selecting funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a pre-determined minimum. As part of this review, the Board also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Board at regular Board meetings by JPMIM, JPMPI, and/or an independent consultant, and also considered the special analysis prepared by the

Board’s independent consultant. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Board noted that, based upon the Universe, RIC I’s performance was in the third, third and fourth quintiles for the one-, three- and five-year periods ended December 31, 2020, respectively. The Board noted that, based upon the Universe, RIC II’s performance was in the third, third and fourth quintiles for the one-, three- and five-year periods ended December 31, 2020, respectively. The Board discussed the performance and investment strategy of each Fund with JPMIM and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Board concluded that each Fund’s performance was satisfactory under the circumstances.

The Board considered the capabilities of JPMPI with respect to managing similar funds, noting that it had previously considered comparative and competitive fund fee information. The Board also considered that management fees would not increase under the New Investment Management Agreements. Furthermore, the Board considered the fee waivers and contractual expense limitations (“Fee Caps”) that are currently in place for each Fund. The Board noted that JPMPI has committed to maintaining the current Fee Caps with each Fund. In addition, as noted above, the Board considered JPMPI’s commitment to contractually reduce the administration fees charged to each Fund. The Board was informed that the fee arrangements were not expected to have a material effect on the profitability of JPMPI.

Economies of Scale. The Board considered the benefits that Fund shareholders may be afforded as a result of the Internal Reorganization. The Board also considered, as noted above, the Fee Caps in place for each Fund. Finally, the Board asked JPMPI to consider the merits of a management fee arrangement that provides for reduced fees at higher Fund asset levels (commonly known as breakpoints), and the Board considered JPMPI’s response that fee levels could be reassessed as Fund assets grew.

Other Benefits of the Relationship. The Board considered other benefits to JPMPI and its affiliates that may be derived from their relationship with the Funds and other funds advised by JPMPI, such as potential benefits to the relationships between the Private Bank and its clients.

Resources of JPMPI. The Board considered whether JPMPI is financially sound and has the resources necessary to perform its obligations under the New Investment Management Agreements, noting assurances that it has the financial resources necessary to fulfill its obligations under the New Investment Management Agreements and the benefits to the Funds of such a relationship.

General Conclusion. After considering and weighing all of the above factors, the Board, including the Independent Directors/Trustees, unanimously concluded that it would be in the best interests of each Fund and its shareholders to approve the New Investment Management Agreements. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of multiple meetings, some of which were in executive session with only the Independent Directors/Trustees and their counsel present.

Additional Information About JPMPI

The name, address and principal occupation of the principal executive officers and directors of JPMPI are set forth in Appendix E.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

Investment Adviser

JPMIM is currently responsible for the day-to-day management of the Funds and continuously reviews, supervises and administers the Funds’ investment program. JPMIM has delegated substantially all investment authority and the allocation of each Fund’s assets to JPMPI, the Funds’ sub-adviser. Provided shareholder approval is received, JPMIM will serve as the investment adviser to the Funds on the Effective Date, as described in Proposal 2.

JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM and JPMPI are both located at 383 Madison Avenue, New York, NY 10179.

Administrator

JPMIM currently provides administration services and oversees the Fund’s other service providers. Provided shareholders approve the Proposals, it is expected that the New Board would appoint JPMPI to serve as the administrator to the Funds.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC also prepares the Funds’ federal and state income tax returns and provides certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Funds. The Audit and Valuation Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the fiscal years ended March 31, 2020 and 2021. Additional information about fees paid by the Funds to PwC is provided in Appendix H.

Pursuant to the Funds’ Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee pre-approves all audit and non-audit services performed by the Funds’ independent public registered accounting firm for the Funds. In addition, the Audit and Valuation Committee pre-approves the auditor’s engagement for non-audit services with the Funds’ investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Funds. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit and Valuation Committee. The Audit and Valuation Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit and Valuation Committee. The Audit and

Valuation Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit and Valuation Committee.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about [August 30], 2021. Only shareholders of record as of the close of business on the Record Date, August 16, 2021, will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Shareholders of record of a Fund as of the record date are entitled to cast a number of votes equivalent to the shareholder’s investment percentage, in the case of the RIC I (determined in accordance with such Fund’s limited liability company agreement), or number of shares owned, in the case of the RIC II, each determined as of the Record Date. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR ALL the Nominees and FOR a new investment management agreement between each Fund and JPMPI. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. If a shareholder has given JPMPI or its affiliates discretionary authority to vote shares of the Fund, JPMPI or its affiliates will vote such shares in accordance with its policies and procedures. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for election of the for each of the Nominees and for a new investment management agreement between each Fund and JPMPI.

Quorum

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of a Fund shall constitute a quorum at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a Meeting.

Vote Required

For Proposal 1, if a quorum is present, for RIC I, the affirmative vote of a plurality of the votes cast by shareholders of a Fund will elect each Nominee, and, for RIC II, the affirmative vote of a majority of the shares present and entitled to vote shall elect each Nominee.

For Proposal 2, if a quorum is present, for each Fund, the New Investment Management Agreement for that Fund will be approved with the affirmative “vote of a majority of the outstanding voting securities” of the Fund voted. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The Proposals are contingent on one another.

How Votes will be Counted

With respect to RIC I, a shareholder shall be entitled to cast a number of votes equivalent to the shareholder’s Investment Percentage “Investment Percentage” means a percentage that is determined by dividing the balance of the shareholder’s Capital Account by the sum of the balances of all Capital Accounts of all shareholders. The sum of the Investment Percentages of all shareholders will equal 100%. With respect to RIC II, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

Executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes. Abstentions and broker “non-votes,” if any, will not count as votes cast at the Meeting. Accordingly, with respect to Proposal 1, abstentions will have no effect on the proposal for RIC I, and will effectively be a vote against the proposal for RIC II. Because Proposal 1 is treated as “routine” under applicable legal requirements, there will be no broker non-votes for the proposal, and therefore broker non-votes will have no effect on Proposal 1. With respect to Proposal 2, abstentions and broker non-votes will have the effect of a vote against approval of the New Investment Management Agreement. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a Meeting.

If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR ALL the proposed Directors/Trustees and FOR approval of the New Investment Management Agreement. If you simply sign, date and return the Proxy Card, but do not specify a vote on any proposal, your proxy will be voted in accordance with the Board’s recommendations above.

How to Vote

Any shareholder of a Fund on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by attending the Meeting.

Please follow the instructions on your Proxy Card.

Revoking a Proxy or Changing a Vote

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the applicable Fund a subsequently dated Proxy Card, (2) deliver to the applicable Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

How to Attend the Meeting

Any shareholder of a Fund on the Record Date is invited to attend the Meeting in person. Even if you plan to attend the Meeting in person, you are encouraged to vote in advance by telephone, via the Internet, or by mail by returning your Proxy Card.

Admission to the Meeting will require government-issued photo identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. The Funds reserve the right to inspect any persons or items prior to admission to the Meeting. If you plan to attend in person, please be sure to bring proof of ownership of your Fund shares and proper identification. If you held Fund shares on the Record Date through an intermediary, such as a broker-dealer, please include proof of ownership as of the Record Date from your intermediary.

Adjournments

In the event that (i) the necessary quorum is not present to act on a Proposal, (ii) one or more of the Nominees does not receive sufficient votes for election, whether or not a quorum is present, or (iii) Proposal 2 does not receive sufficient votes for approval, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of J.P. Morgan Funds, JPMIM, JPMPI and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Broadridge Mutual Fund Proxy Solutions (“Broadridge”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract, Broadridge, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is expected to be in excess of $[3,515]. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM or JPMPI may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by JPMIM and JPMPI.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM, JPMPI or Broadridge if the Funds have not yet received their vote. Authorization to permit JPMIM, JPMPI or Broadridge to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM, JPMPI or Broadridge representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM, JPMPI or Broadridge by the Funds, the JPMIM, JPMPI or Broadridge representative has the responsibility to explain the process, read the Proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each Proposal. The representative of JPMIM, JPMPI or Broadridge, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, JPMIM, JPMPI or Broadridge will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM, JPMPI or Broadridge immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share information

The total net assets of the J.P. Morgan Access Multi-Strategy Fund, L.L.C. as of May 31, 2021 was $252,651,908.39. The J.P. Morgan Access Multi-Strategy Fund II had 5,558,309.742 shares outstanding, which equates to total net assets of $89,407,157.23, as of May 31, 2021.

Fund Shares Owned by Certain Beneficial Owners

To the knowledge of the management of the Funds, as of May 31, 2021 no persons or entities owned beneficially or of record 5% or more of the outstanding shares of RIC I; and the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of RIC II:

Name and Address of Shareholder	Amount of Shares Owned	Percentage Held
Dayton Foundation 40 N. Main Street, Suite 500 Dayton, OH 45423	432,869.307	7.79%

Joe & Jesse Crump Memorial Fund 1111 Polaris Parkway Columbus, OH 43240	317,363.084	5.71%

The Dudley Chambers Foundation 10 S Dearborn St # Il1-0111 Chicago, IL 60603-2300	287,299.385	5.17%

OTHER MATTERS

No Other Matters. We know of no business other than the Proposals contained in this proxy statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Funds of their desire to receive multiple copies of the shareholder reports and proxy statements that the Funds send. If you would like to receive an additional copy, please contact the Funds by writing to the Funds’ address, or by calling the telephone number shown on the front page of this Proxy Statement. The Funds will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Funds’ shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. The Funds do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with the Board. Shareholders wishing to send communications to the Board or specific members of the Board should submit the communication in writing to the attention of the Secretary of the applicable Fund, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

Based upon a review of copies of the forms received by the Funds, all directors and officers of the Funds, any person who owns more than 10% of a Fund’s outstanding securities and certain required officers of the Advisers have filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934, as amended, for each Fund’s most recently concluded fiscal year.

APPENDIX A

DESCRIPTIONS OF COMMITTEES OF THE NEW BOARD

If elected, it is expected that the New Board will have an Audit Committee and a Governance and Nominating Committee. Members that will comprise each Committee will be determined by the New Board.

Audit Committee. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vi) act as a liaison between the Funds’ independent registered public accounting firm and the full Board.

Governance and Nominating Committee. The duties of the Governance and Nominating Committee include, but are not limited to: (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Directors/Trustees; and (iii) periodic review and evaluation of the functioning of the Board and its committees. When evaluating a person as a potential nominee to serve as an Independent Director/Trustee, the Governance and Nominating Committee may consider, among other factors: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director/Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Directors/Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. At a minimum, nominee recommendations should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information that the person submitting it believes would assist the Governance and Nominating Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by JPMorgan would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with JPMorgan or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance and Nominating Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information that must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

A-1

APPENDIX B

DIRECTOR/TRUSTEE COMPENSATION

Compensation paid by the Fund to the Directors/Trustees who served on the Board for the calendar year ended December 31, 2020 is set forth below:

Name of Director/Trustee	RIC I	RIC II	Total Compensation Paid Funds Complex(1)
Independent Directors/Trustees
John F. Finn	$2,199	$2,122	$620,000
Stephen P. Fisher	$2,127	$2,098	$395,000
Kathleen M. Gallagher	$2,127	$2,098	$395,000
Dennis P. Harrington	$2,143	$2,103	$445,000
Frankie D. Hughes	$2,127	$2,098	$395,000
Raymond Kanner	$2,143	$2,103	$445,000
Peter C. Marshall	$2,127	$2,098	$395,000
Mary E. Martinez	$2,153	$2,106	$470,000
Marilyn McCoy	$2,127	$2,098	$395,000
Mitchell M. Merin	$2,143	$2,103	$445,000
Dr. Robert A. Oden, Jr.	$2,136	$2,101	$420,000
Marian U. Pardo	$2,143	$2,103	$445,000

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex, for which the Directors/Trustees serves currently, includes ten registered investment companies (127 Funds).

Compensation to be paid to the current Nominees for the calendar year ended December 31, 2020 is set forth below:

Name of Nominee	RIC I	RIC II	Total Compensation Paid Funds Complex(1)
Independent Nominees
Lisa M. Borders	N/A	N/A	$175,000
James P. Donovan	N/A	N/A	$205,000
Neil Medugno	N/A	N/A	$195,000
Lauren K. Stack	N/A	N/A	$175,000
Interested Nominee
Mary Savino	N/A	N/A	$0

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex, for which the each Nominee serves currently, includes one registered investment company (9 Funds).

B-1

APPENDIX C

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT to be effective as of the [        ] day of [                    ], [            ]between J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C., a Delaware limited liability company (the “Fund”), and J.P. MORGAN PRIVATE INVESTMENTS INC., a Delaware corporation (the “Investment Manager”).

WHEREAS, the Fund has been organized for the purpose of allocating discrete pools of its capital among portfolio managers (the “Portfolio Managers”) that invest through investment pools or managed accounts in a variety of markets and that employ, as a group, a range of investment techniques and strategies, as described in the Private Placement Memorandum of the Fund, as it may be amended and supplemented from time to time (the “Private Placement Memorandum”), and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities of the Investment Manager, and desires to have the Investment Manager perform for it various investment management services;

WHEREAS, the Investment Manager is willing to perform such services under the terms and conditions hereinafter set forth;

WHEREAS, the Investment Manager has received a copy of the Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) of the Fund, in effect as of the date of this Agreement, and the Private Placement Memorandum;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Appointment of the Investment Manager. The Investment Manager will act as investment manager to the Fund and will be responsible for all investment decisions, either directly or indirectly through the selection and monitoring of the Portfolio Managers through which the assets of the Fund will be invested. The Investment Manager undertakes to give the Fund the benefit of its best judgment, efforts and facilities in rendering its services.

2. Authority of the Investment Manager. Subject to Section 5, and in connection with its obligations under this Agreement, the Investment Manager will have the authority for and in the name of the Fund (including, to the extent applicable, any subsidiary of the Fund) to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the investment program of the Fund subject to oversight by the Fund’s Board of Directors (the “Board of Directors”) and in accordance with the investment objective and policies described in the Private Placement Memorandum. Without limiting the generality of the foregoing, the Investment Manager is specifically authorized to:

(a) invest discrete portions of the Fund’s assets (which may constitute, in the aggregate, all of the Fund’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) that are managed by Portfolio Managers, which investments shall be subject in each case to the terms and conditions of the respective governing documents utilized by each Portfolio Manager;

(b) invest the Fund’s assets in any type of instrument it deems appropriate for the purpose of fulfilling the investment objective of the Fund as described in the Private Placement Memorandum;

(c) invest the cash balances of the Fund in any instruments it deems appropriate and to reinvest any income earned thereon in accordance with the investment program of the Fund;

(d) borrow or raise monies, on behalf of the Fund, and, from time to time issue, accept, endorse and execute promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and secure the payment of such or other obligations by mortgage upon, or hypothecation or pledge of, all or part of the property of the Fund, whether at the time owned or thereafter acquired, when deemed appropriate by the Investment Manager, including, without limitation, to meet repurchases that would otherwise result in the premature liquidation of investments;

(e) open, maintain and close bank accounts and brokerage accounts in the name of the Fund and draw checks or other orders for the payment of monies in respect of those accounts, and issue instructions and authorizations to brokers regarding securities and/or money therein, subject to the oversight of the Board of Directors;

(f) maintain books and records with respect to the Fund’s transactions and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request;

(g) do any and all acts on behalf of the Fund, and exercise all rights of the Fund, with respect to its interest in any person, firm, corporation or other entity, including, without limitation, the voting or abstention from voting of limited liability company interests, limited partnership interests, shares or other interests of the Investment Funds and Sub-Funds, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;

(h) advise the Board of Directors in connection with any proposed changes to the Fund’s investment guidelines, policies or strategies from time to time in order to meet the Fund’s investment objective;

(i) supply the Fund’s administrator, custodian, escrow agent, or other service providers to the Fund, with such information and instructions as may be necessary to enable such person or persons to perform their duties in accordance with the applicable agreements;

(j) authorize any employee or other agent of the Investment Manager or agent or employee of the Fund to act for and on behalf of the Fund in all matters incidental to the foregoing;

(k) engage personnel, whether part-time or full-time, attorneys and independent accountants or such other persons as the Investment Manager may deem necessary or advisable;

(l) engage assistance in performing its services hereunder by sub-managers, sub-advisors or consultants that it selects. As such, it is understood and agreed that the Investment Manager may from time to time employ or associate with such other entities or persons as the Investment Manager believes appropriate to assist in the performance of this Agreement with respect to the Fund (each a “Subadviser”), and that any such Subadviser shall have all of the rights and powers of the Investment Manager set forth in this Agreement as with respect to the Fund; provided, that a Fund shall not pay any compensation beyond the compensation payable to the Investment Manager under this Agreement for the services provided by any Subadviser, and the Investment Manager shall be as fully responsible to the Fund for the acts and omissions of the Subadviser as it is for its own acts and omissions, unless otherwise agreed by the parties; and provided further, that unless the Fund acts in reliance on exemptive, interpretive or other relief granted by the Securities and Exchange Commission (the “SEC”) from the provisions of the Investment Company Act of 1940 (the “1940 Act”) requiring such approval by security holders, the retention of any Subadviser, shall be approved in advance by (i) the Board of Directors and

(ii) vote of a majority of the outstanding voting securities of the Fund pursuant to provisions of the 1940 Act requiring such approval unless the Fund acts in reliance on exemptive, interpretive or other relief granted by the SEC. The Investment Manager will review, monitor and report to the Board of Directors regarding the performance and investment procedures of any Subadviser. In the event that the services of any Subadviser are terminated, the Investment Manager may provide investment advisory services pursuant to this Agreement to the Fund without a Subadviser and without further shareholder approval to the extent consistent with the 1940 Act. A Subadviser may be an affiliate of the Investment Manager.

3. Policies of the Fund.

(a) The activities engaged in by the Investment Manager on behalf of the Fund shall be subject to the policies and control of the Board of Directors.

(b) The Fund and the Investment Manager agree to furnish to each other current prospectuses, proxy statements, reports to members or shareholders, true and complete copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4. Status of the Investment Manager.

(a) The Investment Manager will for all purposes be an independent contractor and not an employee of the Fund, nor will anything in this Agreement be construed as making the Fund a partner or co-venturer with the Investment Manager or any of its affiliates or clients. The Investment Manager shall have no authority to act for, represent, bind or obligate the Fund except as specifically provided in this Agreement or as specifically approved by the Board of Directors.

(b) The Fund authorizes affiliates of the Investment Manager to provide services relating to the investment or trading of securities for the Fund and to retain compensation in connection with the transactions, provided that any such affiliate discloses, at least annually, and as may be required under the Fund’s Rule 17e-1 Procedures, as amended from time to time with notice to the Investment Manager (the “Procedures”), the amount of the commission it has received and that the amount of such compensation is permissible under the Procedures. This authorization is executed and delivered pursuant to Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act.

5. Conduct of the Investment Manager. All actions engaged in by the Investment Manager under this Agreement will at all times conform to and be in accordance with the requirements imposed by:

(a) any provisions of applicable law;

(b) provisions of the LLC Agreement as such LLC Agreement may be amended, supplemented or revised from time to time, provided that the Investment Manager will not be obligated to follow any amendment to the LLC Agreement that increases its obligations, responsibilities or liabilities until it has received actual notice of the amendment; and

(c) such policies and procedures as may be adopted from time to time by the Board of Directors, provided that the Investment Manager will not be obligated to follow any such policies or procedures that increases its obligations, responsibilities or liabilities until it has received actual notice of the policy or procedure.

6. Reimbursement of Legal and Other Professional Expenses. The Investment Manager, in its discretion, may rely upon the advice of legal counsel, independent accountants and other professional advisors to the Fund in connection with the performance of its activities on behalf of the Fund under this Agreement, and the Fund shall bear full responsibility therefor and the expense of any fees and disbursements arising from the use of such professional advisors.

7. Fees.

(a) The Fund shall pay the Investment Manager as full compensation for the services performed by the Investment Manager a fixed monthly fee payable monthly equal to 0.0833% (approximately 1.00% on an annualized basis) (the “Management Fee”) of the month-end capital account balance of each member of the Fund (each, a “Member”, and collectively, the “Members”), before giving effect to repurchases, repurchase fees (if any) or the Incentive Allocation, and after giving effect to other expenses (all as computed pursuant to the LLC Agreement). The Management Fee shall be appropriately prorated in the event that this Agreement becomes effective as of a date other than the beginning of a month or terminates as of a date other than the end of a month.

(b) Payment of the Management Fee shall be made in arrears within 20 days after the end of each month. Subject to the 1940 Act, the Investment Manager, in its discretion, may remit to any Member all or a portion of its past profits earned with respect to the Capital Account of that Member. A portion of the Management Fee may be paid by, or at the direction of, the Investment Manager to Placement Agents that assist in the placement of Interests and may be affiliated with the Investment Manager, and any such payments will be in addition to the direct placement fees paid by investors.

(c) Each payment for services to the Investment Manager shall be accompanied by a report of the Fund, prepared either by the Fund’s administrator or by an established firm of independent public accountants, which shows the amount properly payable to the Investment Manager under this Agreement, and the manner of computation thereof.

8. Expenses of the Fund. The Fund will pay or assume all ordinary operating expenses of the Fund in accordance with the terms of the LLC Agreement, other than expenses assumed by the Investment Manager.

9. Expenses of the Investment Manager. The Investment Manager will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers, as well as its other ordinary operating expenses.

10. Representations and Warranties.

(a) The Investment Manager represents and warrants that: (i) it has obtained all applicable licenses, permits, registrations, memberships and approvals that may be required in order to serve in its designated capacities with respect to this Agreement, and will continue to keep current those licenses, permits, registrations, memberships and approvals for so long as this Agreement is in effect; (ii) it is in material compliance with all requirements of applicable federal securities and commodities laws, regulations and rules, including the regulations and rules of the SEC, the CFTC and all other laws, rules or regulations applicable to it or its activities; (iii) it will immediately notify the Fund of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to this Agreement; (iv) it has the capacity and authority to perform its obligations under this Agreement; (v) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investment Manager and is a valid and binding agreement of the Investment Manager enforceable in accordance with its terms; and (vi) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound which would materially limit or affect the performance of its duties under this Agreement.

(b) The Fund represents and warrants that: (i) it is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has full power and authority to perform its obligations under this Agreement; (ii) it has the capacity and authority to enter into this Agreement; (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Fund enforceable in accordance with its terms; and (iv) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound that would materially limit or affect the performance of its duties under this Agreement.

11. Liability of Investment Manager. In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Investment Manager in performance of its obligations and duties under this Agreement, (b) reckless disregard by the Investment Manager of its obligations and duties under this Agreement, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set out in Section 36(b)(3) of the 1940 Act), the Investment Manager will not be subject to any liability whatsoever to the Fund, or to any Member of the Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under this Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

12. Indemnification.

(a) To the fullest extent permitted by law, the Fund will, subject to Section 12(c) of this Agreement, indemnify the Investment Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Investment Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses (“Losses,” and individually, a “Loss”) arising by reason of being or having been Investment Manager to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the Loss has been determined in a final judicial decision on the merits from which no further right of appeal may be taken in any action, suit, investigation or other proceeding, whether civil or criminal (“Action”), to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office (“disabling conduct”). Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any Action before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which the indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 12 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification of such liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 12.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any Action upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 12(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Fund is insured by or on behalf of the indemnitee against Losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) (“Independent Directors”) (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) With respect to the disposition of any Action (whether by a compromise payment, pursuant to a consent decree or otherwise) without a final decision on the merits by a court, or by any other body before which the Action has been brought, that an indemnitee was liable to the Fund or its Members by reason of disabling conduct, indemnification will be provided in accordance with Section 12(a) of this Agreement if (1) the indemnification is approved as in the best interests of the Fund by a majority of the Independent Directors

(excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its Members by reason of disabling conduct, or (2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its Members to which the indemnitee would otherwise be subject by reason of disabling conduct.

(d) Any indemnification or advancement of expenses made in accordance with this Section 12 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any Action involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its Members by reason of disabling conduct. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 12, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 12. In any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 12 the Fund will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 12, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 12 will be on the Fund (or on any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 12 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 12 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 12 will affect the power of the Fund to purchase and maintain liability insurance on behalf of the Investment Manager or any other indemnitee.

13. Activities of the Investment Manager and Others. The Investment Manager and its affiliates may engage, simultaneously with their investment management activities on behalf of the Fund, in other businesses and make investments for their own accounts, and may render services similar to those described in this Agreement for other individuals, companies, trusts or persons, and shall not by reason of such engaging in other businesses, making such investments or rendering of services for others be deemed to be acting in conflict with the interests of the Fund. Notwithstanding the foregoing, the Investment Manager shall devote sufficient time to the management of the Fund’s assets as is necessary to supervise the investment activities of the Fund.

14. Permissible Interests. Subject to and in accordance with the LLC Agreement and the organizational documents of the Investment Manager (the “Investment Manager Organizational Documents”), (a) Directors (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, employees, agents and Members of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers, agents, shareholders or otherwise; (b) directors, officers, employees, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, Members or otherwise; and (c) the Investment Manager (or any successor) is or may be interested in the Fund as a Member or otherwise. The effect of any such interrelationships will be governed by the LLC Agreement, the Investment Manager Organizational Documents, the provisions of the 1940 Act and the provisions of the Investment Advisers Act of 1940.

15. Term. This Agreement will become effective as of the date first written above and will continue for an initial two-year term, and will continue thereafter so long as the continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however, that if the Members of the Fund fail to approve the Agreement as provided in this Section 15, the Investment Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules under that Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund.

16. Use of Name. The Fund acknowledges that it adopted its name through the permission of the Investment Manager. The Investment Manager hereby consents to the non-exclusive use by the Fund of “J.P. Morgan” in its name only so long as the Investment Manager or one of its affiliates serves as the investment manager of the Fund. The Fund agrees to indemnify and hold harmless the Investment Manager and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorney’s fees and disbursements, which may arise out of the Fund’s use or misuse of the name “J.P. Morgan Access Multi-Strategy Fund, L.L.C.” or out of any breach of or failure to comply with this Section 16.

17. Miscellaneous.

(a) Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the same meaning as in the Private Placement Memorandum. As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act, and relevant interpretations of those sections.

(b) Notices. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

If to the Investment Manager:

J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, New York 10179

Attention: J.P. Morgan Private Investments Inc.

If to the Fund:

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

[BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Attention: [    ]]

(c) Entire Agreement. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

(d) Amendments and Waivers. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved, if required by the 1940 Act, (a) by vote of a majority of those members of the Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

(e) Binding Effect; Assignment. This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Investment Manager’s business or to a wholly owned subsidiary of such successor that does not result in a change of actual control of the Investment Manager’s business or management will not be deemed to be an assignment for the purposes of this Agreement.

(f) Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties to this Agreement, the parties expressly agree that all terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States applicable to agreements made and to be performed entirely in that jurisdiction, without regard to such jurisdiction’s conflict of laws provisions.

(g) Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

(h) Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(i) Survival. The provisions of Sections 6, 7, 8, 12, and 17(f) of this Agreement will survive the termination of this Agreement.

(j) Fund Obligations. The parties to this Agreement agree that the obligations of the Fund under this Agreement will not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first written above.

J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.

By:
Name:
Title:

J.P. MORGAN PRIVATE INVESTMENTS, INC.

By:
Name:
Title:

APPENDIX D

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

J.P. MORGAN ACCESS MULTI-STRATEGY FUND II

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT to be effective as of the [        ]day of [            ], 20[    ]between J.P. MORGAN ACCESS MULTI-STRATEGY FUND, II, a Delaware statutory trust (the “Fund”), and J.P. MORGAN PRIVATE INVESTMENTS MANAGEMENT INC., a Delaware corporation (the “Investment Manager”).

WHEREAS, the Fund has been organized for the purpose of allocating discrete pools of its capital among portfolio managers (the “Portfolio Managers”) that invest through investment pools or managed accounts in a variety of markets and that employ, as a group, a range of investment techniques and strategies, as described in the Confidential Private Placement Memorandum of the Fund, as it may be amended and supplemented from time to time (the “Private Placement Memorandum”), and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities of the Investment Manager, and desires to have the Investment Manager perform for it various investment management services;

WHEREAS, the Investment Manager is willing to perform such services under the terms and conditions hereinafter set forth;

WHEREAS, the Investment Manager has received a copy of the Agreement and Declaration of Trust (“Declaration of Trust”) of the Fund, in effect as of the date of this Agreement, and the Private Placement Memorandum;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Appointment of the Investment Manager. The Investment Manager will act as investment manager to the Fund and will be responsible for all investment decisions, either directly or indirectly through the selection and monitoring of the Portfolio Managers through which the assets of the Fund will be invested. The Investment Manager undertakes to give the Fund the benefit of its best judgment, efforts and facilities in rendering its services.

2. Authority of the Investment Manager. Subject to Section 5, and in connection with its obligations under this Agreement, the Investment Manager will have the authority for and in the name of the Fund (including, to the extent applicable, any subsidiary of the Fund) to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the investment program of the Fund subject to oversight by the Fund’s Board of Trustees (the “Board of Trustees”) and in accordance with the investment objective and policies described in the Private Placement Memorandum. Without limiting the generality of the foregoing, the Investment Manager is specifically authorized to:

(a) invest discrete portions of the Fund’s assets (which may constitute, in the aggregate, all of the Fund’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) that are managed by Portfolio Managers, which investments shall be subject in each case to the terms and conditions of the respective governing documents utilized by each Portfolio Manager;

(b) invest the Fund’s assets in any type of instrument it deems appropriate for the purpose of fulfilling the investment objective of the Fund as described in the Private Placement Memorandum;

(c) invest the cash balances of the Fund in any instruments it deems appropriate and to reinvest any income earned thereon in accordance with the investment program of the Fund;

(d) borrow or raise monies, on behalf of the Fund, and, from time to time issue, accept, endorse and execute promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and secure the payment of such or other obligations by mortgage upon, or hypothecation or pledge of, all or part of the property of the Fund, whether at the time owned or thereafter acquired, when deemed appropriate by the Investment Manager, including, without limitation, to meet repurchases that would otherwise result in the premature liquidation of investments;

(e) open, maintain and close bank accounts and brokerage accounts in the name of the Fund and draw checks or other orders for the payment of monies in respect of those accounts, and issue instructions and authorizations to brokers regarding securities and/or money therein, subject to the oversight of the Board of Trustees;

(f) maintain books and records with respect to the Fund’s transactions and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request;

(g) do any and all acts on behalf of the Fund, and exercise all rights of the Fund, with respect to its interest in any person, firm, corporation or other entity, including, without limitation, the voting or abstention from voting of limited liability company interests, limited partnership interests, shares or other interests of the Investment Funds, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;

(h) advise the Board of Trustees in connection with any proposed changes to the Fund’s investment guidelines, policies or strategies from time to time in order to meet the Fund’s investment objective;

(i) supply the Fund’s administrator, custodian, escrow agent, or other service providers to the Fund, with such information and instructions as may be necessary to enable such person or persons to perform their duties in accordance with the applicable agreements;

(j) authorize any employee or other agent of the Investment Manager or agent or employee of the Fund to act for and on behalf of the Fund in all matters incidental to the foregoing; and

(k) engage personnel, whether part-time or full-time, attorneys and independent accountants or such other persons as the Investment Manager may deem necessary or advisable.

(l) engage assistance in performing its services hereunder by sub-managers, sub-advisors or consultants that it selects. As such, it is understood and agreed that the Investment Manager may from time to time employ or associate with such other entities or persons as the Investment Manager believes appropriate to assist in the performance of this Agreement with respect to the Fund (each a “Subadviser”), and that any such Subadviser shall have all of the rights and powers of the Investment Manager set forth in this Agreement as with respect to the Fund; provided, that a Fund shall not pay any compensation beyond the compensation payable to the Investment Manager under this Agreement for the services provided by any Subadviser, and the Investment Manager shall be as fully responsible to the Fund for the acts and omissions of the Subadviser as it is for its own acts and omissions, unless otherwise agreed by the parties; and provided further, that unless the Fund acts in reliance on exemptive, interpretive or other relief granted by the Securities and Exchange Commission (the “SEC”) from the provisions of the Investment Company Act of 1940 (the “1940 Act”) requiring such approval by security holders, the retention of any Subadviser, shall be approved in advance by (i) the Board of Directors and (ii) vote of a majority of the outstanding voting securities of the Fund pursuant to provisions of the 1940 Act requiring such approval unless the Fund acts in reliance on exemptive, interpretive or other relief granted by the SEC. The Investment Manager will review, monitor and report to the Board of Directors regarding the performance and investment procedures of any Subadviser. In the event that the services of any Subadviser are terminated, the Investment Manager may provide investment advisory services pursuant to this Agreement to the Fund without a Subadviser and without further shareholder approval to the extent consistent with the 1940 Act. A Subadviser may be an affiliate of the Investment Manager.

3. Policies of the Fund.

(a) The activities engaged in by the Investment Manager on behalf of the Fund shall be subject to the policies and control of the Board of Trustees.

(b) The Fund and the Investment Manager agree to furnish to each other current prospectuses, proxy statements, reports to members or shareholders, true and complete copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4. Status of the Investment Manager.

(a) The Investment Manager will for all purposes be an independent contractor and not an employee of the Fund, nor will anything in this Agreement be construed as making the Fund a partner or co-venturer with the Investment Manager or any of its affiliates or clients. The Investment Manager shall have no authority to act for, represent, bind or obligate the Fund except as specifically provided in this Agreement or as specifically approved by the Board of Trustees.

(b) The Fund authorizes affiliates of the Investment Manager to provide services relating to the investment or trading of securities for the Fund and to retain compensation in connection with the transactions, provided that any such affiliate discloses, at least annually, and as may be required under the Fund’s Rule 17e-1 Procedures, as amended from time to time with notice to the Investment Manager (the “Procedures”), the amount of the commission it has received and that the amount of such compensation is permissible under the Procedures. This authorization is executed and delivered pursuant to Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) under that Act.

5. Conduct of the Investment Manager. All actions engaged in by the Investment Manager under this Agreement will at all times conform to and be in accordance with the requirements imposed by:

(a) any provisions of applicable law;

(b) such policies and procedures as may be adopted from time to time by the Board of Trustees, provided that the Investment Manager will not be obligated to follow any such policies or procedures that increases its obligations, responsibilities or liabilities until it has received actual notice of the policy or procedure.

6. Reimbursement of Legal and Other Professional Expenses. The Investment Manager, in its discretion, may rely upon the advice of legal counsel, independent accountants and other professional advisors to the Fund in connection with the performance of its activities on behalf of the Fund under this Agreement, and the Fund shall bear full responsibility therefor and the expense of any fees and disbursements arising from the use of such professional advisors.

7. Fees.

(a) The Fund shall pay the Investment Manager as full compensation for the services performed by the Investment Manager a fee of 1.00% per year (the “Management Fee”) payable monthly at a rate of 1/12 of 1.00% of the Fund’s month-end net asset value, before giving effect to repurchases, repurchase fees (if any), and after giving effect to other expenses. The Management Fee shall be appropriately prorated in the event that this Agreement becomes effective as of a date other than the beginning of a month or terminates as of a date other than the end of a month.

(b) Payment of the Management Fee shall be made monthly in arrears within 30 days of the calculation of the Fund’s net asset value each month.

(c) Each payment for services to the Investment Manager shall be accompanied by a report of the Fund, prepared either by the Fund’s administrator or by an established firm of independent public accountants, which shows the amount properly payable to the Investment Manager under this Agreement, and the manner of computation thereof.

8. Expenses of the Fund. The Fund will pay or assume all ordinary operating expenses of the Fund, other than expenses assumed by the Investment Manager. Expenses to be borne by the Fund include, without limitation (i) organizational costs, (ii) SEC fees or other regulatory fees; (iii) industry association fees; (iv) costs of independent pricing services; (v) all expenses related to its investment program, (vi) all costs and expenses associated with the establishment of Separately Managed Accounts (as defined in the Fund’s Private Placement Memorandum) (whether or not consummated); (vii) any non-investment related interest expense, (viii) outside auditing and legal expenses; (ix) fees paid and out-of-pocket expenses reimbursed to the Fund’s administrator, custodian, transfer and dividend disbursing agents; (x) escrow and other recordkeeping fees and expenses; (xi) costs of errors and omissions/directors’ and officers’ liability insurance and a fidelity bond; (xii) Trustees’ fees; (xiii) advisory fees; (xiv) costs of preparing and mailing shareholder reports and other communications and shareholder meetings; (xv) costs of preparing and printing copies of the Private Placement Memorandum for regulatory purposes and for distribution to existing Shareholders; (xvi) costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Manager and any custodian or other agent engaged by the Fund; (xvii) fees paid and out-of-pocket expenses reimbursed for fund accounting and investor services; and (xviii) any extraordinary expenses.

9. Expenses of the Investment Manager. The Investment Manager will bear all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers, as well as its other ordinary operating expenses.

10. Representations and Warranties.

(a) The Investment Manager represents and warrants that: (i) it has obtained all applicable licenses, permits, registrations, memberships and approvals that may be required in order to serve in its designated capacities with respect to this Agreement, and will continue to keep current those licenses, permits, registrations, memberships and approvals for so long as this Agreement is in effect; (ii) it is in material compliance with all requirements of applicable federal securities and commodities laws, regulations and rules, including the regulations and rules of the SEC, the Commodities Futures Trading Commission and all other laws, rules or regulations applicable to it or its activities; (iii) it will immediately notify the Fund of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to this Agreement; (iv) it has the capacity and authority to perform its obligations under this Agreement; (v) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investment Manager and is a valid and binding agreement of the Investment Manager enforceable in accordance with its terms; and (vi) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound which would materially limit or affect the performance of its duties under this Agreement.

(b) The Fund represents and warrants that: (i) it is a statutory trust duly formed and validly existing under the laws of the State of Delaware and has full power and authority to perform its obligations under this Agreement; (ii) it has the capacity and authority to enter into this Agreement; (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Fund and is a valid and binding agreement of the Fund enforceable in accordance with its terms; and (iv) entry into this Agreement will not breach or cause to be breached any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound that would materially limit or affect the performance of its duties under this Agreement.

11. Liability of Investment Manager. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in performance of its obligations and duties under this Agreement,

(b) reckless disregard by the Investment Manager of its obligations and duties under this Agreement, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set out in Section 36(b)(3) of the 1940 Act), the Investment Manager will not be subject to any liability whatsoever to the Fund, or to any Shareholder of the Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under this Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

12. Indemnification.

(a) To the fullest extent permitted by law, the Fund will, subject to Section 12(c) of this Agreement, indemnify the Investment Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Investment Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses (“Losses,” and individually, a “Loss”) arising by reason of being or having been Investment Manager to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the Loss has been determined in a final judicial decision on the merits from which no further right of appeal may be taken in any action, suit, investigation or other proceeding, whether civil or criminal (“Action”), to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office (“disabling conduct”). Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any Action before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which the indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 12 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification of such liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 12.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any Action upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 12(a) of this Agreement, so long as (1) the indemnitee provides security for the undertaking, (2) the Fund is insured by or on behalf of the indemnitee against Losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the trustees (each, a “Trustee,” and collectively, the “Trustees”) of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) (“Independent Trustees”) (excluding any Trustee who is either seeking advancement of expenses under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) With respect to the disposition of any Action (whether by a compromise payment, pursuant to a consent decree or otherwise) without a final decision on the merits by a court, or by any other body before which the Action has been brought, that an indemnitee was liable to the Fund or its Shareholders by reason of disabling conduct, indemnification will be provided in accordance with Section 12(a) of this Agreement if (1) the indemnification is approved as in the best interests of the Fund by a majority of the Independent Trustees (excluding any Trustee who is either seeking indemnification under this Agreement or is or has been a party to any other Action involving claims similar to those involved in the Action giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its Shareholders by reason of disabling conduct, or (2) the Trustees secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its Shareholders to which the indemnitee would otherwise be subject by reason of disabling conduct.

(d) Any indemnification or advancement of expenses made in accordance with this Section 12 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any Action involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its Shareholders by reason of disabling conduct. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 12, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 12. In any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 12 the Fund will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 12, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 12 will be on the Fund (or on any Shareholder acting derivatively or otherwise on behalf of the Fund or its Shareholders).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 12 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Shareholder will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 12 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 12 will affect the power of the Fund to purchase and maintain liability insurance on behalf of the Investment Manager or any other indemnitee.

13. Activities of the Investment Manager and Others. The Investment Manager and its affiliates may engage, simultaneously with their investment management activities on behalf of the Fund, in other businesses and make investments for their own accounts, and may render services similar to those described in this Agreement for other individuals, companies, trusts or persons, and shall not by reason of such engaging in other businesses, making such investments or rendering of services for others be deemed to be acting in conflict with the interests of the Fund. Notwithstanding the foregoing, the Investment Manager shall devote sufficient time to the management of the Fund’s assets as is necessary to supervise the investment activities of the Fund.

14. Permissible Interests. Subject to and in accordance with the Declaration of Trust and the organizational documents of the Investment Manager (the “Investment Manager Organizational Documents”), (a) Trustees (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, employees, agents and Shareholders of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers, agents, shareholders or otherwise; (b) directors, officers, employees, agents and shareholders of the Investment Manager are or may be interested in the Fund as Trustees (other than those identified as “disinterested” in the Fund’s Private Placement Memorandum), officers, Shareholders or otherwise; and (c) the Investment Manager (or any successor) is or may be interested in the Fund as a Shareholder or otherwise. The effect of any such interrelationships will be governed by the Declaration of Trust, the Investment Manager Organizational Documents, the provisions of the 1940 Act and the provisions of the Investment Advisers Act of 1940.

15. Term. This Agreement will become effective as of the date first written above and will continue for an initial two-year term, and will continue thereafter so long as the continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however, that if the Shareholders of the Fund fail to approve the Agreement as provided in this Section 15, the Investment Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules under that Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund.

16. Use of Name. The Fund acknowledges that it adopted its name through the permission of the Investment Manager. The Investment Manager hereby consents to the non-exclusive use by the Fund of “J.P. Morgan” in its name only so long as the Investment Manager or one of its affiliates serves as the investment manager of the Fund. The Fund agrees to indemnify and hold harmless the Investment Manager and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorney’s fees and disbursements, which may arise out of the Fund’s use or misuse of the name “J.P. Morgan Access Multi-Strategy Fund II” or out of any breach of or failure to comply with this Section 16.

17. Miscellaneous.

(a) Definitions. Capitalized terms used and not otherwise defined in this Agreement shall have the same meaning as in the Private Placement Memorandum. As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” will have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act, and relevant interpretations of those sections.

(b) Notices. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

If to the Investment Manager:

J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, New York 10179

Attention: J.P. Morgan Private Investments Inc.

If to the Fund:

J.P. Morgan Access Multi-Strategy Fund II

[BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Attention: [    ]]

(c) Entire Agreement. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

(d) Amendments and Waivers. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved, if required by the 1940 Act, (a) by vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund.

(e) Binding Effect; Assignment. This Agreement will automatically and immediately terminate in the event of its assignment, provided that an assignment to a successor to all or substantially all of the Investment Manager’s business or to a wholly owned subsidiary of such successor that does not result in a change of actual control of the Investment Manager’s business or management will not be deemed to be an assignment for the purposes of this Agreement.

(f) Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties to this Agreement, the parties expressly agree that all terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States applicable to agreements made and to be performed entirely in that jurisdiction, without regard to such jurisdiction’s conflict of laws provisions.

(g) Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

(h) Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

(i) Survival. The provisions of Sections 6, 7, 8, 12, and 17(f) of this Agreement will survive the termination of this Agreement.

(j) Fund Obligations. The parties to this Agreement agree that the obligations of the Fund under this Agreement will not be binding upon any of the Trustees, Shareholders or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

[The remainder of this page left intentionally blank]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first written above.

J.P. MORGAN ACCESS MULTI-STRATEGY FUND II

By:
Name:
Title:

J.P. MORGAN PRIVATE INVESTMENTS INC.

By:
Name:
Title:

APPENDIX E

The name, address and principal occupation of the principal executive officers and directors of JPMIM and JPMPI are set forth in the following tables.

[TO COME]

E-1

APPENDIX F

AUDIT AND VALUATION COMMITTEE CHARTER

JPMORGAN FUNDS

AUDIT AND VALUATION COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Boards of Trustees1 (the “Boards”) of the JPMorgan Funds (the “Funds”) known as Audit and Valuation Committee (the “Committee”). The Committee shall be composed of trustees who: (1) are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”); (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates, except compensation for services as a member of the Boards or the Boards’ committees; and (3) are independent under applicable requirements of any exchange on which a Fund’s shares are listed.

Each member shall be found by the Independent Trustees to be free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each member of the Committee must be “financially literate,” that is, be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

The Chairperson of the Boards shall: (i) determine the number of Committee members, which shall be at least three members; (ii) nominate the members of the Committee; and (iii) appoint the Chairperson of the Committee, subject to the approval of the Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as determined from time to time by the Committee or as is consistent with current practice. The Boards or the Committee may establish subcommittees as the Boards or Committee determines appropriate.

The Committee shall recommend that the Boards designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”). Such person(s) shall also be presumed to satisfy any similar listing standards or other regulations applicable to any closed-end Fund listed on an exchange. In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), relevant regulations of the Securities and Exchange Commission (the “Commission”) , and such other factors as the Committee deems relevant.

A Committee member designated as ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated.

MEETINGS

The Committee shall meet periodically, but at least quarterly, either on its own or in conjunction with the full Boards, and from time to time as necessary. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

REPORTING

The Committee Chairperson shall report to the Boards of Trustees and make recommendations as the Committee deems appropriate. The Committee will keep minutes of its meetings and will make such minutes available to the

[1]	The term “Board of Trustees” also refers to “Board of Directors” and the term “trustee” also refers to “director.”

Boards for review. Fund management and members of the Committee who have valuation discussions between Committee meetings shall report on such matters to the full Committee at its next meeting.

PURPOSES

The primary purposes of the Committee are to: (1) handle the appointment, retention, compensation, and oversight of the Funds’ independent accountants; (2) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (3) review and approve non-audit services, as required by the statutes and regulations administered by the Commission, including the 1940 Act and Sarbanes-Oxley; and (4) oversee compliance with the requirements of Regulation S-K and any listing requirements or market regulations applicable to any closed-end Fund listed on an exchange.

AUDIT

The Committee will oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, act as a liaison between the Boards and the Funds’ independent accountants and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to each Fund’s independent accountants and executive and financial management of the Funds, and such other resources as it may deem appropriate. The independent accountant shall report directly to the Committee.

The existence and activities of the Committee shall not relieve management of any responsibilities to maintain appropriate systems for accounting, internal control and internal audit, nor the Funds’ independent accountants of their responsibilities under applicable professional and legal standards.

VALUATION

The Committee shall be charged with assisting the Boards in their oversight of the valuation of Funds’ securities by the Funds’ administrator (the “Administrator”), with assistance from the Funds’ investment adviser (the “Adviser”) and sub-Advisers (the “Sub-Advisers”), and such other responsibilities as shall be determined by the Chairperson of the Boards, subject to the approval of the Boards. The Committee hereby delegates authority to the Chairperson of the Committee or any designated member of the Committee to have discussions with Fund management and respond to inquiries on valuation matters that occur between meetings of the Committee. The Committee shall consult with and report to the Audit Committee and the Chairperson of the Boards.

The Funds have adopted certain valuation procedures and have appointed the Administrator, with assistance from the Adviser and Sub-Advisers, the responsibility for the day-to-day operational aspects of the valuation process. In those instances where the valuation procedures or the law require the action of the Committee or the Boards, the Chairperson of the Committee or any designated member of the Committee shall act in lieu of the Committee or Boards in those instances where it may be impracticable or impossible to hold meetings of the Committee or the Boards. Any such interim actions taken by a Committee member with respect to valuation shall be submitted to the Committee or the Boards, as appropriate or required, for ratification at the next scheduled meeting of the Committee or the Boards.

The Committee shall consult with the independent auditor and/or counsel to the Independent Trustees to stay apprised of regulatory developments affecting valuation issues.

RESPONSIBILITIES

The Committee shall have the following responsibilities:

•	Approve the appointment and compensation of the Funds’ independent accountants.

•

Evaluate the independence of the independent accountants, taking into consideration, among other things, whether the independent accountants provide any consulting, audit and other services to the manager, the administrator, the distributor, or their affiliates, and receive the independent accountants’ specific representations as to their independence. In connection with the evaluation of their independence, the independent accounting firm shall make a written report to the Committee, in such detail as the Committee may require, regarding all services the firm has provided or proposes to provide to the Funds’ Adviser, administrator, distributor, or their affiliates. It is a responsibility of the Committee to engage actively in a dialogue with the independent accountants with respect to any disclosed relationship or service that may impact the objectivity and independence of the accountants and to take, or recommend that the full Boards take, appropriate action to oversee independence of auditors.

•	Review the arrangements for and scope of the annual audits of the Funds.

•

Review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements. In addition, the Committee should obtain representations from Fund management as to its assessment of the adequacy of accounting policies and procedures.

•

Review the final drafts of the annual financial statements for any closed-end Fund listed on an exchange, discuss with management and the independent accountants and decide whether to recommend that the financial statements be included in such closed-end Fund’s annual report.

•

Prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors with respect to any closed-end Fund listed on an exchange.

•

Meet with independent counsel for the Independent Trustees and counsel to the Funds to discuss legal issues that could potentially impact the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

•	Review the form of opinion the independent accountants propose to render to the Boards and shareholders.

•	Meet periodically with the independent accountants in executive session.

•	Receive reports regarding the state of financial and audit compliance procedures.

•	Receive reports of the Adviser regarding the state of the Funds’ internal controls and, in the presence of the independent accountants, discuss these reports with management.

•

At least one Committee member shall discuss the status of the annual audit for the Fund with Fund management prior to distribution of the financial statements to shareholders and shall report to the Committee on such discussions, as necessary.

•

Review and approve recommendations by the Administrator for changes to the Funds’ valuation policies for submission to the entire Boards for its approval, oversee the implementation of the Funds’ valuation policies by the Administrator, determine whether to approve the fair value recommendations for specific investments pursuant to the Funds’ valuation policies, and review and approve the Pricing Source Hierarchy for submission to the entire Boards for its approval.

•	Review and act on such other matters as referred to the Committee by the Governance Committee or the Boards.

Periodically, as the Committee deems appropriate, the Committee shall:

•	Consider the effect of any changes in accounting principles or practices proposed by management or the independent accountants.

•

Consider and pre-approve any non-audit services to be provided by the independent accountants to the Funds or to the Funds’ Adviser or “Service Affiliates” (if the service provided by the independent accountant to that Service Affiliate relates directly to the operations and financial reporting of the Funds) and the fees to be charged for such non-audit services. For purposes of this Audit Committee Charter, Service Affiliates include any entity controlling, controlled by, or under common control with the Funds’ Adviser that provides ongoing services to the Funds.

•	Review the scope of any internal audits to be performed that impact the operations and financial reporting of the Funds and any related findings of the internal auditors.

•	Review, as necessary, the impact of any material valuation events on the Funds’ financial statements.

•

Undertake such other investigations and consider such other matters of a financial nature including comments by the Commission or any other regulators (of the Adviser or the Funds) as the Committee deems appropriate.

•

Review with the Adviser any comments or criticisms from the Commission or any other regulators related to the financial statements of the Funds as brought to the attention of the Committee and establish procedures, to the extent necessary, for monitoring the resolution of such issues.

•

Maintain procedures (a summary of which is attached hereto as Exhibit A) for the confidential, anonymous submission by employees and officers of the Funds, their affiliates, or any other provider of accounting related services of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the Sarbanes Act and to address reports from attorneys or auditors of possible violation of federal or state law or fiduciary duty.

•

Establish procedures (a copy of which is attached hereto as Exhibit B) for the receipt, retention, and treatment of complaints received by any closed-end Fund listed on an exchange, such Fund’s investment adviser, administrator, or any other provider of accounting services related to the Fund, internal accounting controls, or auditing matters.

RELIANCE ON SERVICE PROVIDERS

The Administrator and Adviser shall inform the Committee of matters requiring Committee oversight as required in this Charter. The Committee may rely on management and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities. The Chairperson of the Committee shall be responsible for assuring that each item that is a responsibility of the Committee shall be placed on the agenda of the Committee for at least one meeting during each year.

INDEPENDENT COUNSEL OR ADVISERS

The Committee is authorized to engage independent counsel or other advisers to assist it in carrying out its responsibilities. The costs of engaging independent counsel or other advisers will be borne by the Funds.

ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Charter at least once per year.

AMENDMENTS

The Boards may amend this Charter by a vote, including a vote of a majority of the Independent Trustees.

LIMITATIONS ON COMMITTEE RESPONSIBILITY

The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Fund Management has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements. The independent accountants also will consider the internal control over financial reporting for the purpose of determining the nature, timing and extent of their audit procedures; any material weaknesses or significant deficiencies identified during the audit will be communicated to the Committee. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors.

The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Boards as a whole. In addition, subject to the general oversight responsibility of the Boards, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Administrator, with assistance from the Adviser and Sub-Advisers. Accordingly, neither the Committee nor its individual members are in any way responsible for the day-to-day operational aspects of the valuation process.

Updated:	November 2017
November 20, 2019
May, 2021

APPENDIX G

GOVERNANCE COMMITTEE CHARTER

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Boards of Trustees2 (the “Boards”) of the JPMorgan Funds (the “Funds”) known as the Governance Committee (the “Committee”). With respect to any closed-end fund listed on an exchange, the Committee shall function as the Nominating Committee and Compensation Committee or comparable committee as required by applicable listing standards. The Committee shall be composed solely of trustees who are not “interested persons” of the Funds as defined as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The Chairperson of the Boards shall serve as Chairperson of the Committee. The Chairperson of the Boards shall also determine the number of Committee members and nominate the members of the Committee, subject to the approval of the Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITIES

The duties of the Committee are:

•	to select and nominate persons for election or appointment as trustees including Independent Trustees and trustees who are interested persons of the Funds, as discussed in further detail below;

•	to consider and make recommendations to the Boards with respect to:

•	the compensation payable to the trustees, as discussed in further detail below;

•	the functioning of the Boards and the various committees of the Boards;

•	the appointment or removal of the Funds’ Senior Officer;

•	the retention and compensation of consultants, experts or staff that may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	the selection and retention of independent legal counsel to the Independent Trustees, as discussed in further detail below; and

[2]	The term “Board of Trustees” also refers to “Board of Directors” and the term “trustee” also refers to “director.”

•	the selection and retention of legal counsel to the Funds and the provision of ongoing monitoring of the legal fees,

•	to establish Trustee expense policies;

•	to consider and approve the compensation of the Funds’ Senior Officer, as necessary;

•	to receive compliance reports from the Funds’ Senior Officer, as necessary;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee civil litigation affecting the Funds, the Funds’ adviser or the Boards, and take such action as it deems necessary or appropriate, and report to the Boards from time to time, as necessary;

•

to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the audit committee of the Boards or compliance matters considered by the compliance committee of the Boards);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review shareholder correspondence addressed to the Boards from time to time, as discussed in further detail below; and

•	to review and act upon such other matters that are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

The Committee selects and nominates persons for election or appointment as trustees (i) to serve as additions to the Boards, (ii) to fill vacancies which may occur from time to time, and (iii) for election by the Funds’ shareholders at meetings called for the election of trustees.

After a determination by the Committee that a person should be nominated as an additional trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a trustee position on any of the Boards, the Committee shall nominate a person for appointment by a vote of the majority of the members of the Boards. Prior to a meeting of the shareholders of the Funds called for the purpose of electing trustees, the Committee shall nominate one or more persons for election as trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a trustee should include (but need not be limited to):

•

the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

•	whether or not the person is willing and able to serve and commit the time necessary to perform the duties of an Independent Trustee;

•	the contribution the person can make to the Boards and the Funds, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant;

•	the person’s character and integrity, and his or her independence, leadership skills and ability to work with the Boards’ other members; and

•	recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the trustees’ and Independent Trustees’ responsibilities and duties and the time required to perform such duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection, the Committee will examine and monitor the legal counsel’s client relationships to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Funds’ Secretary, at 277 Park Avenue, New York, New York 10172 in the first instance. The Funds’ Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Updated:        November 14, 2018

November 18, 2019

APPENDIX H

Fees Paid by the Funds to Independent Auditors

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended March 31, 2020 and March 31, 2021 (“Reporting Periods”) for professional services rendered by PricewaterhouseCoopers LLP {“PwC”) for the audit of each Fund’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

JPMorgan Access Multi-Strategy Fund, L.L.C.

Year Ended	Audit Fees
3/31/20	$70,650
3/31/21	$63,845

JPMorgan Access Multi-Strategy Fund II

Year Ended	Audit Fees
3/31/20	$84,129
3/31/21	$76,313

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Funds and not reported under paragraph (1) were as follows.

JPMorgan Access Multi-Strategy Fund, L.L.C.

Year Ended	Audit– Related Fees
3/31/20	$0
3/31/21	$0

JPMorgan Access Multi-Strategy Fund II

Year Ended	Audit– Related Fees
3/31/20	$0
3/31/21	$0

(3) Tax Fees. The aggregate fees billed to each Fund in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

JPMorgan Access Multi-Strategy Fund, L.L.C.

Fiscal Year Ended	Tax Fees
3/31/20	$433,382
3/31/21	$502,917

H-1

JPMorgan Access Multi-Strategy Fund II

Fiscal Year Ended	Tax Fees
3/31/20	$19,401
3/31/21	$17,871

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Funds, or services provided to Service Affiliates related directly to the operation and financial reporting of the Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to RIC I and the other Service Affiliates were $30.5 million and $25.1 million for the calendar years ended December 31, 2019 and 2020, respectively, and rendered to RIC II and the other Service Affiliates were $30.0 million and $24.7 million for the calendar years ended December 31, 2019 and 2020, respectively.

H-2

SCAN TO VIEW MATERIALS & VOTE

J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58549-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual

The Board of Directors recommends you vote FOR the following:

1.  To elect five (5) Nominees to serve as Directors for the Fund:

Independent Director Nominees

01) Lisa M. Borders

02) James P. Donovan

03) Neil Medugno

04) Lauren K. Stack

Interested Director Nominee

05) Mary E. Savino

		All ☐	All ☐	Except ☐	nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following proposal: 2. To approve a new investment management agreement with J.P. Morgan Private Investments Inc. for the Fund.					For Against Abstain ☐ ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

D58550-TBD

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of J.P. Morgan Access Multi-Strategy Fund, L.L.C. hereby appoints [TBD] and [TBD], and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 16, 2021 at a Special Meeting of Shareholders to be held in person at 277 Park Avenue, New York, NY 10172 at [TBD] Eastern Time on September 24, 2021 (the “Meeting”) and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SCAN TO VIEW MATERIALS & VOTE

J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58551-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any individual

The Board of Trustees recommends you vote FOR the following:

1.  To elect five (5) Nominees to serve as Trustees for the Fund:

Independent Trustee Nominees

01) Lisa M. Borders

02) James P. Donovan

03) Neil Medugno

04) Lauren K. Stack

Interested Trustee Nominee

05) Mary E. Savino

		All ☐	All ☐	Except ☐	nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board of Trustees recommends you vote FOR the following proposal: 2. To approve a new investment management agreement with J.P. Morgan Private Investments Inc. for the Fund.					For Against Abstain ☐ ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

D58552-TBD

J.P. Morgan Access Multi-Strategy Fund II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of J.P. Morgan Access Multi-Strategy Fund II hereby appoints [TBD] and [TBD], and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 16, 2021 at a Special Meeting of Shareholders to be held in person at 277 Park Avenue, New York, NY 10172 at [TBD] Eastern Time on September 24, 2021 (the “Meeting”) and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE